AMG Pantheon Credit Solutions Fund
Schedule of Portfolio Investments (unaudited)
June 30, 2024
	Initial Acquisition Date	Par Value/Shares	Value	Percent of Net Assets
Direct Private Co-Investments – 4.5%
Franklin Madison, (3 month SOFR + 6.000%), 11.330%, May 21, 2029(a),*	05/21/2024	3,167,116	$3,118,773	1.4%
Transcendia, Inc., (3 month SOFR + 6.500%), 11.830%, November 24, 2029(a),*	05/24/2024	6,739,000	6,508,513	3.1%
Total Direct Private Co-Investments			9,627,286	4.5%
Secondary Private Investment Funds – 19.8%
Guggenheim Private Debt Aggregation - A Feeder, L.P. , *	05/30/2024	(b)	41,725,197	19.8%
Short-Term Investments – 56.5%
Other Investment Companies – 56.5%
Dreyfus Institutional Preferred Government Money Market Fund(c),(d)		119,086,244	119,086,244	56.5%
Total Investments - 80.8% (Cost $168,888,165)			170,438,727	80.8%
Other Assets, less Liabilities - 19.2%			40,457,645	19.2%
Net Assets - 100.0%			$210,896,372	100.0%

(a)	Variable rate security. The rate shown is based on the latest available information as of June 30, 2024. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(b)	Investment does not issue shares.
(c)	Yield shown represents the June 30, 2024, seven day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.
(d)	A copy of the security's annual report to shareholders may be obtained without charge on the SEC's website (http://www.sec.gov).
*	Investment is issued in a private placement offering and is restricted to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Initial Acquisition Date as shown in the Schedule of Investments. As of June 30, 2024, the aggregate cost of each investment restricted to resale was $3,099,730, $6,604,220 and $40,094,932, respectively, totaling $49,798,882.

SOFR	Secured Overnight Financing Rate

Cost of Investments by asset type is as follows:
Direct Private Co-Investments	$9,706,989
Secondary Private Investment Funds	40,094,932
Short-Term Investments	119,086,244
Total Investments	$168,888,165
The following table summarizes the inputs used to value the Fund's investments by the fair value hierarchy levels as of June 30, 2024:
	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Investments
Direct Private Co-Investments	—	—	$9,627,286	—	$9,627,286
Secondary Private Investment Funds	—	—	41,725,197	—	41,725,197
Short-Term Investments	$119,086,244	—	—	—	119,086,244
Total Investments	$119,086,244	—	$51,352,483	—	$170,438,727

AMG Pantheon Credit Solutions Fund
Schedule of Portfolio Investments (continued)
The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at June 30, 2024:
	Direct Private Debt/ Co-Investment	Secondary Fund
Balance as of April 1, 2024	—	—
Purchases	$9,703,950	$40,094,932
Amortization	3,038	—
Change in unrealized appreciation/depreciation	(79,702)	1,630,265
Balance as of June 30, 2024	$9,627,286	$41,725,197

Change in unrealized appreciation/depreciation on investments still held at June 30, 2024	$(79,702)	$1,630,265
The unobservable input to value Direct Private Debt/Co-investments was primarily the purchase price of a recent transaction (i.e., cost value). The unobservable inputs to value the Secondary Fund investment were primarily the purchase price of a recent transaction (i.e., cost value) plus an estimated accrual of 9%. As the value of the observable inputs increase the value of the investment will increase.
For AMG Pantheon Credit Solutions Fund's (the "Fund") security valuation policy, please refer to the Fund's prospectus.

Notes to Schedule of Investments (unaudited)
June 30, 2024
Accounting principles generally accepted in the United States of America (“U.S. GAAP”) defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.
The three-tier hierarchy of inputs is summarized below:
Level 1 – inputs are quoted prices in active markets for identical investments (e.g., listed equity securities, open-end investment companies)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities,credit risks and default rates) or other market corroborated inputs) (e.g., debt securities,government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)
Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)
Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.